SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     x

Filed by a Party other than the Registrant  o

Check the appropriate box:

x    Preliminary Proxy Statement
o    Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
o    Definitive Proxy Statement
o    Definitive Additional Materials
o    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Neuberger Berman Equity Assets
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

x    No fee required.
o    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:


o    Fee paid previously with preliminary materials.

o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                   NEUBERGER BERMAN SOCIALLY RESPONSIVE TRUST
                  (A SERIES OF NEUBERGER BERMAN EQUITY ASSETS)



Dear Shareholder:

     The attached Proxy Statement discusses three Proposals (the "Proposals") to be voted upon by the holders of Neuberger Berman Socially Responsive Trust
("Fund").  As a  shareholder  of the Fund,  you are  asked to  review  the Proxy
Statement and to cast your vote on the Proposals. The Board of Trustees of Equity Assets recommends that shareholders approve the Proposals.

     Proposal 1 seeks your approval to convert the Fund, currently a series of Neuberger Berman Equity Assets ("Equity Assets"), to a series of Neuberger Berman Equity Trust ("Equity Trust"). The conversion of the Fund to a series of Equity Trust is part of a proposed realignment of several Neuberger Berman funds and is intended to avoid confusion and difficulty in the administration of these funds. The attached proxy materials provide more information about the proposed conversion.

     Proposal 2 seeks approval of a plan of distribution to authorize the Fund to spend 0.10% of average daily net assets each year for distribution and/or shareholder servicing expenses. Proposal 3 seeks shareholder ratification of the Fund's independent accountants. These Proposals are discussed in greater detail in the attached proxy materials. THE BOARD OF TRUSTEES OF EQUITY ASSETS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH PROPOSAL.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit the Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet or in person. However, any proposal submitted to a vote at the meeting by anyone other than the officers or Trustees of Equity Assets may be voted only in person or by written proxy.

                                        Very truly yours,


                                        -----------------
                                        Lawrence Zicklin
                                        PRESIDENT,
                                        NEUBERGER BERMAN EQUITY ASSETS

                   NEUBERGER BERMAN SOCIALLY RESPONSIVE TRUST
                  (A SERIES OF NEUBERGER BERMAN EQUITY ASSETS)

                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 15, 1999
                            ------------------------

     A special meeting of the shareholders of Neuberger Berman Socially Responsive Trust (the "Fund"), a series of Neuberger Berman Equity Assets ("Equity Assets") will be held at 605 Third Avenue, 41st Floor, New York, New York 10158-0180 on October 15, 1999 at 10:00 a.m. Eastern time. The special meeting is being held for the following purposes:

     1. To approve an Agreement and Plan of Realignment and Termination providing for the conversion of the Fund from a series of Equity Assets to a separate series of Neuberger Berman Equity Trust;

     2. To approve a plan of distribution to authorize the Fund to spend annually 0.10% of average daily net assets to pay for distribution and/or shareholder servicing expenses;

     3.   To  ratify  the  selection  of   PricewaterhouseCoopers   LLP  as  the
          independent accountants of the Fund; and

     4. To consider and vote upon such other matters as may properly come before the meeting or any adjournments thereof.

      Proposals 1 - 3 are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the meeting and any adjournment thereof if you owned shares of the Fund at the close of business on August 2, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. HOWEVER, ANY PROPOSAL SUBMITTED AT THE MEETING BY ANYONE OTHER THAN THE OFFICERS OR TRUSTEES OF EQUITY ASSETS MAY BE VOTED ONLY IN PERSON OR BY WRITTEN PROXY.

                       By order of the Board of Trustees,


                       Claudia A. Brandon
                       SECRETARY,
                       NEUBERGER BERMAN EQUITY ASSETS

August 16, 1999
New York, New York

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

 Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card(s) to vote, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll-free number listed on the enclosed proxy card(s). Shares that are registered in your name, as well as shares held in "street name" through a broker may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number(s) that appear on your proxy card(s). To vote via the Internet, please access http:www.proxyvote.com on the World Wide Web. If we do not receive your completed proxy card(s) after several weeks, you may be contacted by Neuberger Berman Management Inc., the Fund's investment manager. You may also call ADP Investor Communication Services directly at [1-800-690-6903], and vote by phone. However, any proposal submitted for a vote at the meeting by anyone other than the officers or Trustees of Equity Assets may be voted only in person or by written proxy.

Unless proxy card(s) submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

--------------------------------------------------------------------------------

                   NEUBERGER BERMAN SOCIALLY RESPONSIVE TRUST
                  (A SERIES OF NEUBERGER BERMAN EQUITY ASSETS)

                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180

                            ------------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 15, 1999
                            ------------------------


                               VOTING INFORMATION

     The Board of Trustees of Neuberger Berman Equity Assets ("Equity Assets") is soliciting the accompanying proxy for use at a Special Meeting of shareholders of Neuberger Berman Socially Responsive Trust ("Fund"), to be held on October 15, 1999 at 10:00 a.m. Eastern time, at the offices of Neuberger Berman Equity Assets, 605 Third Avenue, 41st Floor, New York, New York 10158-0180, and at any adjournments thereof (the "Meeting"). This Proxy Statement is first being mailed on or about August 16, 1999. A Notice of Special Meeting of Shareholders and a proxy card accompany this statement.

     One-third of the Fund's shares outstanding and entitled to vote on August 2, 1999 ("Record Date"), represented in person or by proxy, shall be a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more proposals set forth in this proxy statement ("Proposals") are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment can be made by the affirmative vote of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on any or all of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted will be voted FOR Proposals 1-3 described in the accompanying Notice of Special Meeting of Shareholders. Proxies that reflect abstentions and "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. With respect to each Proposal, abstentions and broker non-votes have the effect of a negative vote on the Proposal. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a Proposal.

     Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to Equity Assets at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy must be received by Equity Assets prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the meeting in the same manner that proxies voted by mail may be revoked.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmission or personal meetings with officers and employees of Neuberger Berman Management Inc. ("NBMI"), affiliates of NBMI or other representatives of the Fund. NBMI serves as principal underwriter and administrator of the Fund. NBMI and its affiliates will not receive any compensation from the Fund for proxy solicitation activities. Proxy solicitations may also be made by ADP Investor Communication Services, professional proxy solicitors, which will be paid fees and expenses of up to approximately $______ for soliciting services. If votes are recorded by telephone, ADP Investor Communication Services will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. [The Board will allocate the overall cost between the two Proposals. The cost of solicitation and the expenses incurred in connection with preparing Proposal 1 of this Proxy Statement will be allocated between the Fund and NBMI. The cost of solicitation and the expenses incurred in connection with preparing Proposals 2 and 3 will by paid by the Funds.] PLEASE NOTE THAT WHILE PROXIES MAY BE VOTED BY TELEPHONE OR THROUGH THE INTERNET FOR PROPOSALS 1-3, ANY PROPOSAL SUBMITTED TO A VOTE AT THE MEETING BY ANYONE OTHER THAN THE OFFICERS OR TRUSTEES OF EQUITY ASSETS MUST BE VOTED IN PERSON OR BY WRITTEN PROXY.

     As of August 2, 1999, the following number of shares of the Fund were outstanding, and the shares of the Fund over which NBMI or its affiliates, including Neuberger Berman, LLC, exercised voting control were as follows:

NUMBER OF SHARES      SHARES FOR WHICH NBMI AND ITS
----------------      -----------------------------
OUTSTANDING           AFFILIATES EXERCISE VOTING CONTROL*
-----------           -----------------------------------

________________      __________ shares or __% of the
                      outstanding shares

* Certain of these shares are held by NBMI and its affiliates in various fiduciary capacities. For those shares over which NBMI and affiliated entities have voting control, an independent fiduciary has been retained to vote the shares in the best interest of the beneficial owners of those shares.

     In addition, to the knowledge of Equity Assets, as of August 2, 1999, the following are all of the beneficial owners of more than five percent of the
Fund:

NAME AND ADDRESS OF        AMOUNT AND NATURE OF      PERCENT OF THE FUND
BENEFICIAL OWNER           BENEFICIAL OWNERSHIP*     OWNED
-------------------        --------------------      -----



[Reflect amounts as to which the beneficial owner has sole voting power, shared voting power, sole investment power, or shared investment power]

     *At August 2, 1999, the Trustees and officers of Equity Assets as a group beneficially owned less than 1% of the shares of the Fund. Certain Trustees and officers of Equity Assets are employees and shareholders of NBMI, which will benefit if the Distribution and Shareholder Services Plan is approved.

     COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF THE FUND MAY REQUEST COPIES OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 1998, INCLUDING AUDITED FINANCIAL STATEMENTS, AND THE FUND'S SEMI-ANNUAL REPORT FOR THE PERIOD ENDED FEBRUARY 28, 1999, AT NO CHARGE BY WRITING NBMI AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL-FREE 800-877-9700.

     REQUIRED  VOTE.  Approval  of the  Agreement  and Plan of  Realignment  and
Termination (Proposal 1) and approval of the Distribution and Shareholder Services Plan (Proposal 2) each requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). This means that Proposal 1 and Proposal 2 each must be approved by the lesser of (i) 67% of the Fund's shares present at a Meeting of shareholders if the owners of more than 50% of the Fund's shares then outstanding are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares. Ratification of the independent accountants of the Fund (Proposal 3) requires the affirmative vote of a majority of the shares of the Fund present and voting at the Meeting, provided a quorum is present. Each outstanding full share of the Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote.

      In order that your shares may be represented at the Meeting, you are requested to:

     -   indicate your instructions on the proxy card;

     -   date and sign the proxy card;

     - mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

     - allow sufficient time for the proxy card to be received on or before [5:00] p.m. on ____________, 1999.

     TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL-FREE OR VISIT HTTP://WWW.PROXYVOTE.COM ON THE WORLD WIDE WEB.

     The principal office of Neuberger Berman Equity Assets is located at 605 Third Avenue, New York, New York 10158-0180.


                          -----------------------------


                        GENERAL OVERVIEW OF THE PROPOSALS

     The following is a brief overview regarding the matters being presented for your approval at the Meeting:

     Proposal 1 seeks your approval to convert the Fund, currently a series of Neuberger Berman Equity Assets ("Equity Assets"), to a series of Neuberger Berman Equity Trust ("Equity Trust"). The conversion of the Fund to a series of Equity Trust is part of a proposed realignment of several Neuberger Berman funds that invest in Neuberger Berman Socially Responsive Portfolio (collectively, the "Socially Responsive Series"). Each respective Socially Responsive Series is made available to different types of investors via different intermediaries. The purpose of these conversions is to avoid confusion and difficulty in the administration of the Socially Responsive Series.

     Proposal 2 seeks your approval to adopt a distribution and shareholder services plan (the "Distribution and Shareholder Services Plan"). The Distribution and Shareholder Services Plan would allow the Fund to spend annually 0.10% of its average daily net assets to compensate NBMI, the Fund's principal underwriter, for shareholder servicing activities and/or expenses primarily intended to result in the sale of shares of the Fund. Shares of the Fund are not currently covered by any distribution plan, and the expenses of share distribution are paid by NBMI. If the Proposal is approved, the Distribution and Shareholder Services Plan would increase the annual expenses indirectly borne by the shareholders of the Fund by 0.10% of average daily net assets.

     NBMI believes that the Distribution and Shareholder Services Plan is appropriate if investors are to continue receiving a high level of shareholder services, and if NBMI is to continue its successful relationship with many of the pension administrators and fund supermarket sponsors who make the Fund available to investors.

     Proposal 3 asks the Fund's shareholders to ratify the selection of PricewaterhouseCoopers LLP to serve as the Fund's independent accountants.

     PROPOSAL 1 - APPROVAL OF AN AGREEMENT AND PLAN OF REALIGNMENT AND TERMINATION ("REALIGNMENT PLAN") PROVIDING FOR THE REALIGNMENT OF THE FUND FROM A SERIES OF EQUITY ASSETS TO A SERIES OF NEUBERGER BERMAN EQUITY TRUST ("EQUITY TRUST")

     The Fund is presently organized as a series of Equity Assets. The Board of Equity Assets has approved the Realignment Plan in the form attached to this Proxy Statement as Appendix A. The Realignment Plan provides for the conversion of the Fund from a series of Equity Assets, a Delaware business trust, to a newly established series (the "New Series") of Equity Trust, also a Delaware business trust (the "Realignment"). FROM AN INVESTOR'S PERSPECTIVE, THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS OR MANAGEMENT OF THE FUND. The Realignment will make administration of the Fund easier.

     The Fund invests all of its net investable assets in Neuberger Berman Socially Responsive Portfolio (the "Portfolio"), a series of Equity Managers
Trust, a New York common law trust organized as an open-end management investment company. The Portfolio invests in securities in accordance with an investment objective, policies, and limitations identical to those of the Fund. NBMI serves as the investment manager and Neuberger Berman, LLC ("Neuberger Berman") serves as sub-adviser to the Portfolio.

     The New Series, which has not yet commenced business operations and will be established for the purpose of effecting the Realignment, will carry on the business of the Fund following the Realignment and will have investment objectives, policies, and limitations identical to those of the Fund. Since both Equity Assets and Equity Trust are Delaware business trusts organized under nearly identical Trust Instruments, the rights of the security holders of the Fund under state law and its governing documents remain unchanged after the Realignment. Shareholder voting rights under both Equity Assets and Equity Trust are currently based on the number of shares owned. The same individuals serve as trustees of both Equity Assets and Equity Trust.

     NBMI will be responsible for providing the New Series with various administrative services, subject to the supervision of the Board of Trustees of Equity Trust (the "Equity Trust Board"), under an Administration Agreement substantially identical to the contract in effect between NBMI and Equity Assets immediately prior to the Realignment. Following the Realignment, NBMI will act as distributor for the New Series without charge under a Distribution Agreement substantially identical to the contract in effect between NBMI and Equity Assets immediately prior to the Realignment. NBMI will continue to act as investment manager to the Portfolio pursuant to the existing agreement between NBMI and the Portfolio.

     The proposal to present the Realignment Plan was approved by the Board, including a majority of its trustees who are not "interested persons," as that term is defined in the 1940 Act ("Independent Trustees"), on July 29, 1999. The Board recommends that the Plan trustees vote FOR the approval of the Realignment Plan. Such a vote encompasses approval of both (i) the conversion of the Fund to a series of Equity Trust; and (ii) a temporary waiver of certain investment limitations of the Fund to permit the Realignment (see "Temporary Waiver of Investment Restrictions" below). If the Fund shareholders do not approve the Realignment Plan set forth herein, the Fund will continue to operate as a series of Equity Assets.

REASONS FOR THE PROPOSED REALIGNMENT

     The Board unanimously recommends conversion of the Fund to a series of Equity Trust. Moving the Fund from Equity Assets to Equity Trust will increase the efficiency of Fund administration. [For example, the Realignment will consolidate and streamline the production and mailing of certain financial reports and legal documents, reducing expense to the Fund.] [PLEASE CONFIRM] FROM AN INVESTOR'S PERSPECTIVE, THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATION OR MANAGEMENT OF THE FUND.

     Most mutual funds today are organized as "series" within a larger trust or corporation. Each series is operated in most respects as a separate mutual fund, with its own investment policies, portfolio managers, and shareholders. The Fund, for example, is part of a trust called Neuberger Berman Equity Assets. Also involved in the proposed Realignment, besides the Fund, are two other mutual funds that are series of different trusts, Neuberger Berman Socially Responsive Assets and Neuberger Berman NYCDC Socially Responsive Trust (collectively, with the Fund, the "Socially Responsive Series").

     NBMI has established a number of trusts. Shares of the series of these trusts are made available to different types of investors through different programs. All of the series of a particular trust, except the Socially Responsive Series, are organized and operated in a way that serves a particular type of investment program. For historical reasons, which are no longer significant, the Socially Responsive Series were placed in different trusts. The Fund, for example, was placed in Equity Assets, and is available through a variety of pension plans, brokers and mutual fund "supermarkets." The Fund should be placed in the trust, i.e., Equity Trust, whose series sell their shares through the same intermediaries as the Fund. As the number of Socially Responsive Series has grown, this misalignment has become administratively cumbersome, resulting in extra Securities and Exchange Commission filings, additional legal costs, and added potential for costly errors.

     For these reasons, both NBMI and the Boards of Trustees of the trusts believe it is desirable to realign the Socially Responsive Series in the proper trusts.

     The realignment of the Socially Responsive Series can take place only if all Socially Responsive Series take part. Thus, even if the Plan trustees approve the Fund's conversion to a series of Equity Trust, the Realignment will only occur if the other two Socially Responsive Series approve a similar realignment.

SUMMARY OF THE REALIGNMENT PLAN

     The following discussion summarizes the important terms of the Realignment Plan. This summary is qualified in its entirety by reference to the Realignment Plan itself, which is attached as Appendix A to this Proxy Statement.

     If this Proposal is approved by Fund shareholders, Equity Assets will create the New Series. On November __, 1999 or such later date to which Equity Assets and Equity Trust agree (the "Closing Date"), the Fund will transfer all of its assets to the New Series in exchange solely for shares of the New Series ("New Series Shares") equal to the number of the Fund shares outstanding on the Closing Date ("Fund Shares") and the assumption by the New Series of all of the liabilities of the Fund. Immediately thereafter, the Fund will constructively distribute to each investor one New Series Share for each Fund Share held by the shareholder on the Closing Date in liquidation of the Fund Shares. As soon as is practicable after this distribution of New Series Shares, the Fund will be terminated as a series of Equity Assets. UPON COMPLETION OF THE REALIGNMENT, EACH FUND INVESTOR WILL OWN FULL AND FRACTIONAL NEW SERIES SHARES EQUAL IN NUMBER, DENOMINATION AND AGGREGATE NET ASSET VALUE TO THE FUND SHARES THE INVESTOR HELD IMMEDIATELY BEFORE THE REALIGNMENT.

     The Realignment  Plan obligates  Equity Trust, on behalf of the New Series, to enter into (i) an Administration Agreement with respect to the New Series (the "New Administration Agreement") and (ii) a Distribution Agreement (the "New Distribution Agreement") with respect to the New Series (collectively, the "New Agreements"). Each New Agreement will be virtually identical to the corresponding contract in effect with respect to Equity Assets prior to the Closing Date. The Administration Agreement must be approved by the Equity Trust Board, including a majority of its Independent Trustees. Under the 1940 Act, the Distribution Agreement must be approved by a majority of the Independent Trustees of Equity Trust cast in person at a meeting called for the purpose of voting on such approval, or by a majority of the outstanding voting securities.

     The New Agreements will take effect on the Closing Date, and each will continue in effect until [August 2, 2000]. Thereafter, the New Administration Agreement will continue in effect only if its continuance is approved at least annually by the vote or written consent of the Equity Trust Board, including a majority of its Independent Trustees. The New Distribution Agreement will continue in effect only if approved annually (i) by the vote of a majority of Equity Trust's Independent Trustees cast in person at a meeting called for the purpose of voting on such approval or (ii) by the vote of a majority of trustees or a majority of the outstanding voting shares of the New Series, and may be terminated at any time without penalty by a vote of a majority of Equity Trust's Independent Trustees or a majority of the outstanding voting shares of the New Series.

     The obligations of Equity Assets and Equity Trust under the Realignment Plan are subject to various conditions as stated therein. Notwithstanding the approval of the Realignment Plan by Fund shareholders, it may be terminated or amended at any time prior to the Realignment by action of either the Equity Assets or Equity Trust Board (so long as the amendment, if made after approval of the Realignment Plan, does not materially adversely affect the Fund's shareholders' interests) and may be terminated prior thereto by either Equity Assets or Equity Trust if (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the Realignment Plan to be performed at or prior to the Closing Date or (ii) it reasonably appears that the other party will not or cannot meet a condition of the Realignment Plan. Either Equity Assets or Equity Trust may at any time waive compliance with any of the covenants and conditions contained in the Realignment Plan, provided that the waiver does not materially adversely affect the interests of Fund shareholders.

CONTINUATION OF FUND SHAREHOLDER ACCOUNTS

     Equity Trust's transfer agent will establish accounts for the New Series shareholders containing the appropriate number of New Series Shares to be received by each holder of Fund Shares under the Realignment Plan. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders.

EXPENSES

     The expenses of the Realignment, estimated at $________ in the aggregate, will be borne by NBMI.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

     Certain fundamental investment restrictions of the Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company (other than its investment in the Portfolio), might be construed as restricting its ability to carry out the Realignment. "Fundamental" investment restrictions can be changed only with shareholder approval. By approving the Realignment Plan, Fund shareholders will be agreeing to waive, only for the purpose of the Realignment, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

TAX CONSEQUENCES OF THE REALIGNMENT

     Both Equity Assets and Equity Trust will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Realignment will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, neither the Fund, the New Series nor the Fund's shareholders will recognize gain or loss for federal income tax purposes upon (i) the transfer of the Fund's assets in exchange solely for New Series Shares and the assumption by the New Series of the Fund's liabilities or (ii) the distribution of the New Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion will further provide, among other things, that (1) a Fund shareholder's aggregate basis for federal income tax purposes of the New Series Shares to be received by the shareholder in the Realignment will be the same as the aggregate basis of Fund Shares to be constructively surrendered in exchange for those New Series Shares and (2) a Fund shareholder's holding period for the New Series Shares will include the shareholder's holding period for the Fund Shares, provided that those Fund Shares were held as capital assets at the time of Realignment.

CONCLUSION

     The Board has concluded that the proposed Realignment Plan is in the best interests of the Fund's shareholders. A vote in favor of the Realignment Plan encompasses (i) approval of the conversion of the Fund to the New Series, and
(ii) approval of the temporary waiver of certain investment limitations of the Fund to permit the Realignment (see "Temporary Waiver of Investment Restrictions" above). If approved, the Realignment Plan will take effect on the Closing Date. If the Realignment Plan is not approved, the Fund will continue to operate as a series of Equity Assets.

             THE BOARD UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1.

             -----------------------------------------------------------



     PROPOSAL 2 - APPROVAL OF THE DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

     The Board of Trustees has approved, and recommends that shareholders of the Fund approve, the Distribution and Shareholder Services Plan. The Distribution and Shareholder Services Plan would authorize the Fund to pay a fee at an annual rate of 0.10% of its average daily net assets, to be calculated daily and paid monthly, for ongoing services to investors in the Fund and/or activities and expenses related to the distribution of Fund shares. While the Fund pays this fee to NBMI, NBMI expects to pay most or all of it to pension administrators, broker-dealers and other financial institutions that make Fund shares available to investors and/or provide services to the Fund and its shareholders. The fee paid to a financial institution may be based on the level of such services provided. In the event that NBMI does not have to pay the entire amount to institutions, NBMI would use any remaining portion of the fee for distribution and/or shareholder servicing activities.

     The Fund would not be obligated under the Distribution and Shareholder Services Plan to compensate NBMI for expenses incurred in excess of the authorized distribution fee, even if the expenses incurred by it for servicing or distributing the Fund's shares exceed the fee payable under the Distribution and Shareholder Services Plan.

     The Distribution and Shareholder Services Plan would permit the payment of compensation for shareholder servicing activities, including but not limited to the following: (a) responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of shares, performance, services, plans and options, investment policies, portfolio holdings, and distributions and taxation thereof; and (b) dealing with complaints and correspondence of shareholders; including compensation to organizations and employees who service shareholder accounts, and expenses of such organizations, including overhead and telephone and other communication expenses. (See Section 3.B. of the proposed Plan.)

     The Distribution and Shareholder Services Plan would also permit payment of compensation for distribution-related activities, including but not limited to compensation for (a) the distribution of shares; (b) overhead and telephone and communications expenses; (c) the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and

(d) the preparation and distribution of sales literature and advertising materials. (See Section 3.A. of the proposed Plan.)

     The Distribution and Shareholder Services Plan provides that a report of the amounts expended under it, and the purposes for which such expenditures were incurred, must be made to Board of Trustees of Equity Assets for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs that the Fund may bear pursuant to it without approval of the Fund's shareholders, and that other material amendments to the Plan must be approved by the vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 ("1940 Act")) and who do not have any direct or indirect financial interest in the operation of the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Shareholder Services Plan is subject to annual approval by the entire Board of Trustees and by the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Distribution and Shareholder Services Plan is terminable at any time by vote of a majority of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of the Fund. The Distribution and Shareholder Services Plan would be adopted pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule, the selection and nomination of the Trustees who are not interested persons of Equity Assets is committed to the discretion of the then current Trustees who are not interested persons of Equity Assets.

     A comparison of the current expense ratio and the proposed expense ratio (after giving effect to the Distribution and Shareholder Services Plan) with respect to the Fund is shown in the tables under "Impact of the Proposal" below.

     This description of the Distribution and Shareholder Services Plan is qualified in its entirety by reference to the Plan itself, which is attached as Appendix B to this Proxy Statement. If approved by shareholders, the Distribution and Shareholder Services Plan will become effective on November 1, 1999 and will remain in effect for one year thereafter, subject to continuation by the Board of Trustees.

     If shareholders of the Fund approve both the Realignment Plan described in Proposal 1 and the Distribution and Shareholder Services Plan, New Series will issue one share to NBMI prior to Closing Date; NBMI, as initial sole shareholder of New Series, will vote to approve the new 12b-1 plan, and then redeem its share of New Series prior to the Closing Date.

         At a meeting held on April 28, 1999, the Trustees of Equity Assets, including all of the Independent Trustees, approved the Distribution and Shareholder Services Plan with respect to the Fund's shares.

     IMPACT OF THE PROPOSAL. The overall fees and expenses that a Fund shareholder would bear would be increased under the Proposal. If the Proposal is approved, the Fund's shares would incur distribution fees of .10% of average daily net assets, in addition to the fees and expenses currently applicable. The following tables compare the management fees, distribution fees, other expenses, and total fund operating expenses that shareholders of the Fund would bear under the existing structure with the fees and expenses such shareholders would bear if they approve the Distribution and Shareholder Services Plan.

     As explained in the notes accompanying the tables, the Fund has an arrangement with NBMI whereby NBMI reimburses certain of the Fund's expenses so that the Fund's total annual operating expenses are not more than 0.10% above those of a certain other Neuberger Berman fund that invests in the same portfolio of securities ("Sister Fund"). If the Distribution and Shareholder Services Plan is adopted, the Fund's total annual operating expenses will be limited to no more than 0.20% above those of its Sister Fund. This expense limitation arrangement can be terminated upon 60 days' notice to the Fund.

                   NEUBERGER BERMAN SOCIALLY RESPONSIVE TRUST


CURRENT                                     PROPOSED
-------                                     --------
FEE TABLE                                   FEE TABLE
Shareholder fees                   None     Shareholder fees                 None
Annual operating expenses (% of             Annual operating expenses (% of
average net assets)*                        average net assets)*
These are deducted from fund                These are deducted from fund
assets, so you pay them                     assets, so you pay them
indirectly.                                 indirectly.
      Management fees              0.95           Management fees             0.95
Plus: Distribution (12b-1) fees    None     PLUS: DISTRIBUTION (12B-1) FEES   0.10

      Other expenses               1.10           Other expenses              1.10
                                  -------                                    ------
Equals:    Total annual            2.05     EQUALS:    TOTAL ANNUAL           2.15
operating expenses                          OPERATING EXPENSES

*  Neuberger      Berman      Management    *  Neuberger    Berman     Management
   reimburses  certain  expenses  of the       reimburses   certain  expenses  of
   fund  so  that   its   total   annual       the fund so that its total  annual
   operating  expenses are not more than       operating  expenses  are not  more
   0.10%    above   those   of   another       than 0.20%  above those of another
   Neuberger  Berman  fund that  invests       Neuberger    Berman    fund   that
   in    the    same     portfolio    of       invests in the same  portfolio  of
   securities.   This  arrangement  does       securities.    This    arrangement
   not cover interest,  taxes, brokerage       does not  cover  interest,  taxes,
   commissions,     and    extraordinary       brokerage     commissions,     and
   expenses.   Under  this  arrangement,       extraordinary   expenses.    Under
   which  Neuberger  Berman   Management       this arrangement,  which Neuberger
   can   terminate   upon  sixty  days'        Berman  Management  can  terminate
   notice  to  the  fund,  total  annual       upon  sixty  days'  notice  to the
   operating  expenses  of the fund last       fund,   total   annual   operating
   year  were  limited  to  1.20% of the       expenses  of the  fund  last  year
   fund's  average  net  assets.  Actual       would  have been  limited to 1.30%
   expenses  this  year may be higher or       of   the   fund's    average   net
   lower.   The  table   includes  costs       assets.   Actual   expenses   this
   paid by the  fund  and its  share  of       year may be higher  or lower.  The
   master portfolio costs.                     table  includes  costs paid by the
                                               fund  and  its   share  of  master
                                               portfolio costs.


EXPENSE EXAMPLE                              EXPENSE EXAMPLE
This  example  assumes  that you invested    This   example   assumes   that  you
$10,000 for the periods  shown,  that you    invested  $10,000  for  the  periods
earned a  hypothetical  5%  total  return    shown,    that    you    earned    a
each year,  and that the fund's  expenses    hypothetical  5% total  return  each
were  those  in  the  table  above.  Your    year,  and that the fund's  expenses
costs would be the same  whether you sold    were  those  in  the  table   above.
your shares or  continued to hold them at    Your   costs   would   be  the  same
the   end   of   each   period.    Actual    whether  you  sold  your  shares  or
performance  and  expenses  may be higher    continued  to  hold  them at the end
or lower.                                    of each period.  Actual  performance
                                             and expenses may be higher or lower.
                  1     3      5     10                   1     3     5      10
                 Year Years  Years Years                Year  Years Years  Years
Expenses**       $208  $643  $1103 $2379     Expenses** $218  $673  $1154  $2483

** Under the fund's expense                  ** Under the fund's expense
   reimbursement arrangement described          reimbursement arrangement
   in the footnote above, your costs for        described in the footnote above,
   the one-, three-, five- and ten-year         your costs for the one-, three-,
   periods would be $122, $381, $660, and       five- and ten-year periods would
   $1455, respectively.                         be $132, $412, $713, and $1568,
                                                respectively.

     REASONS FOR THE PROPOSAL. NBMI has recommended Proposal 2 to the Board of Trustees in light of the expenses associated with providing shareholder servicing and distribution services to the Fund. NBMI believes that the distribution and shareholder servicing fee proposed for the Fund is appropriate to defray a portion of the costs associated with shareholder servicing activities and to support the marketing of the Fund.

     NBMI believes that the compensation practices that prevail among the entities that make the Fund available to investors justify adopting the Distribution and Shareholder Services Plan. The Fund relies almost exclusively on third-party service providers such as pension plan administrators, fund
"supermarkets," banks and broker-dealers to make Fund shares available to investors. These third-party service providers generally hold shares in omnibus accounts and provide shareholder services, including sub-accounting, shareholder assistance, transaction processing and settlements, shareholder account statement preparation and distribution, confirmation preparation and distribution, payment of fund distributions, prospectus delivery, and account-level tax reporting. Many of these third-party service providers have asked the Fund for additional fees to cover their increasing costs, including those resulting from the increased use of sophisticated technology to support shareholder servicing. As a result, the Fund faces increasing costs and must pay higher fees to maintain an effective servicing program that meets shareholders' expectations for a high level of service and up-to-date technology.

     NBMI believes that adopting the Distribution and Shareholder Services Plan is a prudent alternative to raising the fees under the Fund's existing administration agreement. SEC rules prohibit a Fund from paying for activities "primarily intended to result in the sale of shares" except pursuant to a plan adopted under the rules. While it is not clear that the services rendered by the Fund's third-party service providers fall within the legal definition of activities "primarily intended to result in the sale of shares," recent SEC pronouncements raise a question, at least in the case of payments to fund supermarkets, whether a portion of the payments to the third-party service providers may be characterized as payments for share distribution. If the Plan is adopted, the fees paid would be available for distribution-related expenses as well as shareholder servicing.

     Many of the Fund's competitors have distribution plans, which they use to compensate third-party service providers for making fund shares available to their clients and/or for providing services to investors. NBMI believes it will be difficult to maintain a relationship with these third-party service providers unless they are provided with additional compensation to offset the increased costs of making the Fund available to their clients and maintaining the clients' assets in the Fund. Certain third-party service providers that are registered broker-dealers may use money provided under the Distribution and Shareholder Services Plan to pay individual sales representatives.

     NBMI believes that the fees under the Distribution and Shareholder Services Plan will help the Fund maintain an effective program to make its shares available to investors, which is necessary for the Fund to maintain a sufficient size to spread its fixed costs over a substantial asset base.

     Even with the proposed new fee of 0.10% of average daily net assets, total fund operating expenses for the Fund will remain at or below the mean total operating expense ratio of comparable funds as represented by its peer group.

     CONSIDERATION AND APPROVAL BY THE BOARD OF TRUSTEES. Before approving the Distribution and Shareholder Services Plan, the Fund's Trustees were provided with detailed information relating to it. They considered carefully the factors described above and consulted with independent counsel.

     The Trustees considered, among other factors: (a) the circumstances that would make adoption of the Distribution and Shareholder Services Plan appropriate and the causes of such circumstances; (b) the way in which the Distribution and Shareholder Services Plan would address these circumstances; and (c) the amounts of the expenses under the Distribution and Shareholder Services Plan in relationship to the overall cost structure of the Fund.

     Taking the above factors into account, the Board of Trustees determined that approval of the Distribution and Shareholder Services Plan was appropriate for three principal reasons.

     First, because the third-party service providers who require increased fees are some of the Fund's largest holders, the Trustees believe the Fund must meet the demand for higher fees to maintain its viability. The Trustees believe that maintenance of strong shareholder servicing and marketing efforts are of critical importance in the highly competitive mutual fund industry. To remain competitive, the Fund needs to meet the demands of changing technology and of rising shareholder service expectations. In light of recent SEC pronouncements, the Trustees believe that adopting the Distribution and Shareholder Services Plan is a prudent way to secure resources for third-party service provider needs, because the Plan would allow resources to be spent for both distribution and shareholder servicing activities.

     Second, the Board determined that the servicing and/or distribution fees under the Distribution and Shareholder Services Plan would be attractive to fund supermarkets and others that make the Fund's shares available, resulting in greater growth of the Fund or maintenance of Fund assets at higher levels than might otherwise be the case. The Trustees recognized that if the Fund experiences growth as a result of increased shareholder subscriptions (sales of new shares), it will have greater access to cash for new purchases of securities, thereby making the Fund easier to manage and maintaining its viability. The Trustees also recognized that an increase in the Fund's asset size may result in certain economies of scale. These economies of scale would be shared by investors in the Fund, both because fixed expenses would be spread over a larger asset base and because the management fees that the Fund pays through the Portfolio include breakpoints of declining percentages based on greater asset size.

     Third, the Trustees gave particular attention to the fact that to the extent the increase is not offset by economies of scale, the net result of the Distribution and Shareholder Services Plan will be to increase the operating expenses of the Fund and, therefore, its expense ratio. The Trustees weighed this increase in expenses in their deliberations and determined that the payments under the Plan are reasonable, because the amount of the fee is closely tied to the actual or projected increases in the fees charged by many service providers. In addition, the Fund's total operating expense ratio, taking into account the proposed distribution fee, will remain in line with the average of other comparable funds.

     The Trustees also considered the extent to which the retention of assets and additional sales of Fund shares would be likely to increase the amount of compensation paid by the Fund to NBMI, because such fees are calculated as a percentage of the Fund's assets and thus will increase if net assets increase. The Trustees further recognized that there can be no assurance that any of the potential benefits described above will be achieved if the Distribution and Shareholder Services Plan is implemented.

     Following their consideration, the Trustees, including all of the Independent Trustees, concluded that the fees payable under the Distribution and Shareholder Services Plan were reasonable in view of the services to be provided, directly or indirectly, by NBMI and others, and the anticipated benefits of the Distribution and Shareholder Services Plan. The Trustees, including all of the Independent Trustees, determined that implementation of the Distribution and Shareholder Services Plan would be in the best interests of the Fund and its shareholders and would have a reasonable likelihood of benefiting the Fund and its shareholders.

     Accordingly, the Trustees, including all of the Independent Trustees, voted to approve the Distribution and Shareholder Services Plan, as set forth above, and to recommend that the Fund's shareholders vote FOR the Proposal.

             THE BOARD UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 2.

           -----------------------------------------------------------



     PROPOSAL 3 - RATIFICATION OR REJECTION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS

     The Board, including all of the Independent Trustees, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of the Fund. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

     The independent accountants examine annual financial statements for the Fund and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

             THE BOARD UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 3.

           -----------------------------------------------------------

                                OTHER INFORMATION

     INFORMATION  ABOUT NBMI. NBMI,  located at 605 Third Avenue,  New York, New
York 10158-0180, serves as the Fund's principal underwriter and administrator and as investment manager to the Portfolio. NBMI manages the Portfolio in conjunction with Neuberger Berman, LLC, as sub-adviser. Together, the firms manage more than $57 billion in total assets (as of June 30, 1999) and continue an asset management history that began in 1939.

    OTHER MATTERS TO COME BEFORE THE MEETING. The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on those matters in accordance with their judgment.

    SHAREHOLDER PROPOSALS. Equity Assets does not hold annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Equity Assets at 605 Third Avenue, New York, New York 10158-0180, such that they will be received by Equity Assets at a reasonable period of time prior to any such meeting.

    NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Equity Assets at 605 Third Avenue, New York, New York 10158-0180, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

August 16, 1999


    IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED CARD AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES. TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL-FREE OR VISIT HTTP://WWW.PROXYVOTE.COM ON THE WORLD WIDE WEB.

                                   APPENDIX A
                                   ----------


                AGREEMENT AND PLAN OF REALIGNMENT AND TERMINATION


     This AGREEMENT AND PLAN OF REALIGNMENT AND TERMINATION ("Agreement") is made as of _______ __, 1999, between Neuberger Berman Equity Assets, a Delaware business trust ("Equity Assets"), on behalf of Neuberger Berman Socially Responsive Trust, a segregated portfolio of assets ("series") thereof ("Old Fund"), and Neuberger Berman Equity Trust, a Delaware business trust ("Equity Trust"), on behalf of its Neuberger Berman Socially Responsive Trust series ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Equity Assets and Equity Trust are sometimes referred to herein individually as an "Investment Company.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Equity Assets on behalf of Old Fund and by Equity Trust on behalf of New Fund.
     Old Fund intends to change its form and identity -- by converting from a series of one Delaware business trust to a series of another Delaware business trust -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of beneficial interest in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares PRO RATA to the holders of shares of beneficial interest in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations")). All such transactions are referred to herein as the "Reorganization."
     In consideration of the mutual promises herein contained, the parties agree as follows:

1.      PLAN OF REALIGNMENT AND TERMINATION
        1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --
               (a) to issue  and  deliver  to Old Fund  the  number  of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and
               (b)  to  assume  all  of  Old  Fund's  liabilities  described  in paragraph 1.3 ("Liabilities"). Such transactions shall take place at the Closing (as defined in paragraph 2.1).
        1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).
        1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

        1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Equity Trust's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.
        1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of Equity Assets and any further actions shall be taken in connection therewith as required by applicable law.
        1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.
        1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2.     CLOSING AND EFFECTIVE TIME
       2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on [_______ __, 1999], or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").
       2.2. Equity Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Equity Assets' custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.
       2.3. Equity Trust's transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Equity Trust shall issue and deliver a confirmation to Equity Assets evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Equity Assets that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.
       2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.   REPRESENTATIONS  AND  WARRANTIES
     3.1.  Old Fund  represents  and warrants as follows:
         3.1.1. Equity Assets is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and a copy of its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;
         3.1.2. Equity Assets is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;
         3.1.3. Old Fund is a duly established and designated series of Equity Assets;
         3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;
         3.1.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;
         3.1.6. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
         3.1.7. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;
         3.1.8. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;
         3.1.9. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;
         3.1.10. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares; and
         3.1.11. As of the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders. 3.2.New Fund represents and warrants as follows:
         3.2.1. Equity Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and a copy of its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;
         3.2.2. Equity Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;
         3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Equity Trust;
         3.2.4. New Fund has not commenced operations and will not do so until after the Closing;
         3.2.5. Before the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;
         3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
         3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will have been duly authorized at the Effective Time and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;
         3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;
         3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;
         3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;
         3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and
         3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.
     3.3.  Each Fund represents and warrants as follows:
         3.3.1. The fair market value of the New Fund Shares received by each Shareholder will be approximately equal to the fair market value of the Old Fund Shares constructively surrendered in exchange therefor;

         3.3.2.   Its management --
              (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund and
              (b) anticipates that (i) dispositions of those New Fund Shares at the time of or soon after the Reorganization will not exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (ii) the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (iii) there will not be extraordinary redemptions of New Fund Shares immediately following the Reorganization;
         3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;
         3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;
         3.3.5.  Immediately following  consummation of the Reorganization,  New
     Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;
         3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and
         3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
     187) ("Reorganization Expenses").

4.   CONDITIONS PRECEDENT
     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:
        4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of trustees (each, a "board") and shall have been approved by Old Fund's shareholders in accordance with applicable law;
     4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;
     4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
         4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;
         4.3.2. Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;
         4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;
         4.3.4. New Fund's basis for the Assets will be the same as the basis therefor in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;
         4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;
         4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and
         4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs 4.3.2 and 4.3.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;
     4.4. Equity Trust (on behalf of and with respect to New Fund) shall have entered into any agreements necessary for New Fund's operation as a series of an open-end investment company. Each such agreement shall have been approved by Equity Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" (as defined in the 1940 Act) thereof. Prior to the Closing Date, the New Fund will issue one share to NBMI against payment of $10.00. The New 12b-1 Plan shall have been approved by NBMI as the sole initial sole shareholder of the New Fund; subsequent to said vote and before the Closing Date, NBMI shall redeem its share of the New Fund, and
     4.5. The Agreement and Plan of Realignment and Termination of even date herewith (substantially similar to this Agreement) ("Similar Agreement") providing for the conversion of Neuberger Berman NYCDC Socially Responsive Trust from a series of Equity Trust to a series of Neuberger Berman Equity Series, a Delaware business trust registered as an open-end management investment company under the 1940 Act ("Equity Series"), and the Similar Agreement providing for the conversion of Neuberger Berman Socially Responsive Assets from a series of Equity Series to a series of Equity Assets, and the transactions contemplated thereby, shall have been duly adopted and approved by the respective investment companies' boards of trustees and shall have been approved by the respective converting funds' shareholders in accordance with applicable law.
     At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 4.1 and 4,5) if, in the judgment of its board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.
5.   BROKERAGE FEES AND EXPENSES
     5.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
     5.2. Except as otherwise provided herein, [50% of the Reorganization Expenses shall be borne by Neuberger Berman Management Incorporated and the balance shall be borne by the Funds in a mutually agreed manner].
6.   ENTIRE AGREEMENT; NO SURVIVAL
     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.
7.   TERMINATION
     This Agreement may be terminated at any time at or before the Effective Time, whether before or after approval by Old Fund's shareholders:
     7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before [December 31, 1999?]; or
     7.2. By the parties' mutual agreement.
     In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

8.   AMENDMENT
     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in any manner mutually agreed upon by the parties; provided that following such approval, no such amendment shall have a material adverse effect on the Shareholders' interests.
9.   MISCELLANEOUS
     9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.
     9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
     9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     9.4. The execution and delivery of this Agreement have been authorized by each Investment Company's trustees, and this Agreement has been executed and delivered by their respective authorized officers acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of either Investment Company personally, but shall bind only the assets and property of the respective Funds, as provided in each Investment Company's Declaration of Trust.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                            NEUBERGER BERMAN EQUITY ASSETS,
                                      on behalf of its series,
                                      Neuberger Berman Socially Responsive Trust



____________________               By:  ____________________
Secretary                                 President

ATTEST:                            NEUBERGER BERMAN EQUITY TRUST,
                                      on behalf of its series,
                                      Neuberger Berman Socially Responsive Trust



____________________               By:  ____________________
Secretary                                 President

                                   APPENDIX B
                                   ----------

                          NEUBERGER BERMAN EQUITY TRUST
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN


     WHEREAS, Neuberger Berman Equity Trust ("Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and intends to offer for public sale shares of beneficial interest in several series (each series a "Fund");

     WHEREAS, the Trust desires to adopt a plan pursuant to Rule 12b-1 under the 1940 Act and the Board of Trustees has determined that there is a reasonable likelihood that adoption of said plan will benefit the Funds and their shareholders; and

     WHEREAS, the Trust has employed Neuberger Berman Management Inc. ("NBMI") as principal underwriter of the shares of the Trust;

     NOW, THEREFORE, the Trust hereby adopts this Distribution and Shareholder Services ("Plan") in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions:

     1. This Plan applies to the Funds listed on Schedule A.

     2. A. Each Fund shall pay to NBMI, as compensation for selling Fund shares or for providing services to Fund shareholders, a fee at the rate specified for that Fund on Schedule A, such fee to be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

        B. The fees payable hereunder are payable without regard to the aggregate amount that may be paid over the years, provided that, so long as the limitations set forth in Rule 2830 of the Conduct Rules ("Rule 2830") of the National Association of Securities Dealers, Inc. ("NASD") remain in effect and apply to recipients of payments made under this Plan, the amounts paid hereunder shall not exceed those limitations, including permissible interest. Amounts expended in support of the activities described in Paragraph 3.B. of this Plan may be excluded in determining whether expenditures under the Plan exceed the appropriate percentage of new gross assets specified in Rule 2830.

     3. A. As principal underwriter of the Trust's shares, NBMI may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the Funds, including, but not limited to, compensation to employees of NBMI; compensation to NBMI and other broker-dealers that engage in or support the distribution of shares; expenses of NBMI and such other broker-dealers and entities, including overhead and telephone and other communication expenses; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation and distribution of sales literature and advertising materials.

        B. NBMI may spend such amounts as it deems appropriate on the administration and servicing of shareholder accounts, including, but not limited to, responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of shares, performances, services, plans and options, investment policies, portfolio holdings, and distributions and taxation thereof; and dealing with complaints and correspondence of shareholders; including compensation to organizations and employees who service shareholder accounts, and expenses of such organizations, including overhead and telephone and other communications expenses.

     4. This Plan shall take effect on __________ 1999 and shall continue in effect with respect to each Fund for successive periods of one year from its execution for so long as such continuance is specifically approved with respect to such Fund at least annually together with any related agreements, by votes of a majority of both (a) the Board of Trustees of the Trust and (b) those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting or meetings called for the purpose of voting on this Plan and such related agreements; and only if the Trustees who approve the implementation or continuation of the Plan have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

     5. Any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to this Plan or any related agreement shall provide to the Trust's Board of Trustees and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     6. This Plan may be terminated with respect to a Fund at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting securities of that Fund.

     7. This Plan may not be amended to increase materially the amount of fees to be paid by any Fund hereunder unless such amendment is approved by a vote of at least a majority of the outstanding securities (as defined in the 1940 Act) of that Fund, and no material amendment to the Plan shall be made unless such amendment is approved in the manner provided in Paragraph 4 hereof for annual approval.

     8. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust, as defined in the 1940 Act, shall be committed to the discretion of Trustees who are themselves not interested persons.

     9. The Trust shall preserve copies of this Plan and any related agreements for a period of not less than six years from the date of expiration of the Plan or agreement, as the case may be, the first two years in an easily accessible place; and shall preserve copies of each report made pursuant to Paragraph 5 hereof for a period of not less than six years from the date of such report, the first two years in an easily accessible place.

     IN WITNESS WHEREOF, the Trust has executed this Plan Pursuant to Rule 12b-1 as of the day and year set forth below.


Date:  ____________________             NEUBERGER BERMAN EQUITY TRUST



Attest:                                 By:  ____________________
                                        Name:
                                        Title:

By:  ____________________



Agreed and assented to:

NEUBERGER BERMAN MANAGEMENT INC.



By:  ____________________
Name:
Title:

                          NEUBERGER BERMAN EQUITY TRUST
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                                   SCHEDULE A

     The series of Neuberger Berman Equity Trust subject to the Distribution and Shareholder Services Plan, and the applicable fee rates, are:

                                               Fee (as a Percentage of
           Series                              Average Daily Net Assets)

Neuberger Berman Focus Trust                             0.10%

Neuberger Berman Genesis Trust                           0.10%

Neuberger Berman Guardian Trust                          0.10%

Neuberger Berman International Trust                     0.10%

Neuberger Berman Manhattan Trust                         0.10%

Neuberger Berman Millennium Trust                        0.10%

Neuberger Berman Partners Trust                          0.10%

NEUBERGER BERMAN SOCIALLY RESPONSIVE TRUST               0.10%

[Name and Address]


                   NEUBERGER BERMAN SOCIALLY RESPONSIVE TRUST
                         NEUBERGER BERMAN EQUITY ASSETS

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 15, 1999

     This proxy is being solicited on behalf of the Board of Trustees of Neuberger Berman Equity Assets ("Company") and relates to the proposals with respect to the Company, on behalf of Neuberger Berman Socially Responsive Trust, a series of the Company ("Fund"). The undersigned appoints as proxies Lawrence Zicklin, Michael J. Weiner and Claudia A. Brandon and each of them (with power of substitution), to vote all the undersigned's shares of beneficial interest in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on October 15, 1999, at the offices of the Company, 605 Third
Avenue, 2nd Floor, New York, NY 10158-0180, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL [1-800-690-6903] TOLL-FREE OR VISIT WWW.PROXYVOTE.COM.


           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

              [X]        KEEP THIS PORTION FOR YOUR RECORDS

                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                   NEUBERGER BERMAN SOCIALLY RESPONSIVE TRUST
                         NEUBERGER BERMAN EQUITY ASSETS


VOTE ON PROPOSALS                                 FOR   AGAINST  ABSTAIN

1.   Approval of an  Agreement  and Plan          ___     ___      ___
     of  Realignment   and   Termination
     providing for the conversion of the
     Fund from a series  of the  Company
     to a separate  series of  Neuberger
     Berman Equity Trust.

2.   Approval  of  a  Distribution   and          ___     ___      ___
     Shareholder    Services   Plan   to
     authorize   the   Fund   to   spend
     annually 0.10% of average daily net
     assets  to  pay  for   distribution
     and/or    shareholder     servicing
     expenses.

3.   Ratification  of the  selection  of          ___     ___      ___
     PricewaterhouseCoopers  LLP  as the
     Fund's Independent Accountants.

4.   To  consider  and  vote  upon  such          ___     ___      ___
     other  matters as may properly come
     before    the    meeting   or   any
     adjournments thereof.


YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE, PLEASE CALL [1-800-690-6903] TOLL-FREE. TO VOTE BY INTERNET, VISIT OUR WEBSITE AT WWW.PROXYVOTE.COM.

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


---------------------------------------------------- ---------------------------
Signature (owner, trustee, custodian, etc.)          Date



---------------------------------------------------- ---------------------------
Signature (owner, trustee, custodian, etc.)          Date


                                     - 2 -